SECURITIES AND EXCHANGE COMMISSION

                    Washington, DC  20549

                      FORM 8-K / A No.1

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 1, 1996


                   BARRINGER TECHNOLOGIES INC.
         (Exact name of registrant as specified in its charter)



        Delaware                     0-3207             84-0720473
(State or other jurisdiction of    (Commission        (IRS Employer
  incorporation)                    File Number)       Identification No.)



        219 South Street, New Providence, New Jersey      07974
        (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:   (908) 665-8200


                               N/A
  (Former name or former address, if changed since last report.)


Item 7.  Financial Statements and Exhibits.

        (b)  Pro forma financial information.




                         Pro-Forma Financial Data

                PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                (Unaudited)


     The accompanying unaudited pro-forma consolidated financial statements are based upon the consolidated financial statements of Barringer Technologies Inc. (the "Company") adjusted to give effect to the partial sale of its investment in Barringer Laboratories Inc. ("Labco"). Under the terms of a Stock Purchase Agreement (the "Agreement") on December 13, 1995, the Company sold to Labco 647,238 shares of Labco's common stock for an aggregate purchase price of $809,048. The purchase price consisted of $300,000 in cash, cancellation of all amounts owed by the Company to Labco aggregating $452,945, and cancellation of $57,103 in accounts receivable due Labco. However, pursuant to the terms of the Agreement, Labco retained 88,260 shares of Labco common stock owned by the Company. In the event that Labco meets certain pre-tax earnings goals for 1996, those shares
will be returned to the Company.   If Labco  does  not meet such goals,
all or a portion of such shares  will  be retained by Labco.

      The  accompanying unaudited pro-forma Balance Sheet gives  effect  to
this  transaction as if it  had occurred on  September 30, 1995.   The
accompanying unaudited consolidated Statements of Operations give effect to this transaction as if it had occurred as of January 1, 1994.

      The pro-forma consolidated financial statements are not necessarily indicative of the results that would have been obtained if the transaction had occurred on the dates indicated or for any future period or date. The pro-forma adjustments give effect to available information and assumptions that the Company believes are reasonable. The pro-forma consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and notes thereto, all of which are incorporated herein by reference.

The adjustments are as follows:

(a) To eliminate the interest expense on the amounts due Labco and to record the 26% interest in the earnings of Labco for the nine months ended September 30, 1995.

(b) To de-consolidate Labco and to eliminate the interest expense on the amounts due Labco and to record the 26% interest in the earnings of Labco for the year ended December 31, 1994.

(c)   To  record  the  application  of cash  proceeds,  the  reduction  in indebtedness, the reduction and reclassification of the investment in Labco and the gain on the transaction of approximately $93,000. Also to reduce the remaining investment by the value of the 88,260 shares of
Labco stock retained by Labco, in the amount of   approximately $86,000.

               BARRINGER TECHNOLOGIES INC. AND SUBSIDIARIES
              PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   NINE MONTHS ENDED SEPTEMBER 30, 1995
              IN THOUSANDS EXCEPT PER SHARE DATA (UNAUDITED)



                                                      Pro-forma
                                         Historical   adjustments     Pro-forma
                                        ________________________________________
Revenues from operations                $  4,544                    $   4,544
Cost of sales                              2,844                        2,844
                                        ________________________________________
     Gross profit                          1,700                        1,700
Operating expenses:
     Selling, general and administrative   1,956                        1,956
     Unfunded research and development       133                          133
                                        ________________________________________
                                           2,089                        2,089
     Operating loss                         (389)                        (389)
Other income (expense):
     Interest                               (186)           44  (a)      (142)

     Equity in earnings on investment          -            96  (a)        96
     Other, net                              (83)                         (83)
                                        ________________________________________
                                            (269)          140           (129)
                                        ________________________________________
     Loss from continuing operations    $   (658)      $   140       $   (518)
                                        ========================================
Per share data:
     Loss from continuing operations    $  (0.23)      $  0.05       $  (0.18)
                                        ========================================

Weighted average shares outstanding        3,209         3,209          3,209
                                        ========================================

               BARRINGER TECHNOLOGIES INC. AND SUBSIDIARIES
              PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       YEAR ENDED DECEMBER 31, 1994
              IN THOUSANDS EXCEPT PER SHARE DATA (UNAUDITED)

                                                      Pro-forma
                                      Historical    adjustments       Pro-forma
                                    ____________________________________________
Revenues from operations            $   11,455   $    (5,941)  (b)   $  5,514

Cost of sales                            8,725        (4,456)  (b)      4,269
                                    ____________________________________________
   Gross profit                          2,730        (1,485)           1,245
Operating expenses:
     Selling, general and administrative 4,713        (1,361)  (b)      3,352
     Unfunded research and development     362             0              362
                                    ____________________________________________
                                         5,075        (1,361)           3,714
     Operating loss                     (2,345)         (124)          (2,469)
Other income (expense):
     Interest                             (244)           96  (b)        (148)

     Equity in earnings on investment       -             23  (b)          23
     Other, net                            175           (91) (b)          84
                                     _________________________________________
                                           (69)            28             (41)
                                     _________________________________________
     Loss before income taxes
        and minority interest           (2,414)           (96)         (2,510)

Minority interest                          (76)            76  (b)        -

Income taxes                                75                             75
                                        ______________________________________
    Loss from continuing operations     (2,565)           (20)         (2,585)
                                       _______________________________________

Per share data:
     Loss from continuing operations   $ (0.95)        $ (0.00)      $  (0.95)
                                       =======================================

Weighted average shares outstanding      2,827           2,827          2,827
                                       =========================================


               BARRINGER TECHNOLOGIES INC. AND SUBSIDIARIES
                   PRO-FORMA CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1995
                         IN THOUSANDS (UNAUDITED)



   ASSETS                                                       Pro-forma
                                                 Historical    adjustments    Pro-forma
______________________________________________   __________   ____________    __________
Current assets:  Cash and equivalents              $   151                      $    151
                 Receivables, less allowance
                 of $445                             2,355                         2,355
                 Inventories                         1,419                         1,419
                 Net assets held for sale              993         (993)   (c)         0
                 Prepaid expenses and other            294                           294
                 Deferred tax asset                    225                           225
                                                   ______________________________________
                 TOTAL CURRENT ASSETS                5,437         (993)           4,444

Property and
equipment, net                                         651                           651

Investment                                                          301    (c)       301

Other assets                                           101                           101
                                                   ______________________________________

                 TOTAL ASSETS                      $ 6,189      $  (692)         $ 5,497
                                                  ======================================


               BARRINGER TECHNOLOGIES INC. AND SUBSIDIARIES
                   PRO-FORMA CONSOLIDATED BALANCE SHEET
                            SEPTEMBER 30, 1995
                         IN THOUSANDS (UNAUDITED)
                                (Continued)
LIABILITIES
   AND
 SHAREHOLDERS'                                                Pro-forma
  EQUITY                                      Historical     adjustments       Pro-forma
_________________________________________________________________________________________

  Current     Bank indebtedness and other     $ 1,053                            $1,053
liabilities:
              Accounts payable                  1,217          (300)  (c)           917
              Accrued liabilities               1,389                             1,389
              Liabilities to operation
                held for sale                     485          (485)  (c)             0
              Current portion of long
                term debt                         300                               300
                                                _________________________________________
            TOTAL CURRENT LIABILITIES           4,444          (785)              3,659
SHAREHOLDERS'
EQUITY:
              Class A convertible
              preferred stock, $2.00
              par value, 1,000 shares
              authorized, 82 shares
              outstanding, less
              discount of $64                     101                               101

              Class B convertible
              preferred stock, $2.00
              par value, 730 shares
              authorized, 318 shares
              outstanding                         635                               635

              Common stock, $.01 par
              value, 7,000 Shares
              authorized, 3,412 shares
              outstanding                          34                                34

              Additional paid-in capital       17,542                            17,542

              Accumulated deficit             (16,148)           93 (c)         (16,055)

              Cumulative foreign
              currency translation
              adjustment                         (406)                             (406)
                                                ________________________________________
                                                1,758            93               1,851

            Less: treasury stock at
            cost, 31 shares                       (13)                              (13)
                                               __________________________________________
            TOTAL SHAREHOLDERS'
            EQUITY                              1,745            93               1,838
                                               __________________________________________
            TOTAL LIABILITIES AND
            EQUITY                            $ 6,189       $  (692)            $ 5,497
                                              ===========================================




        (c) Exhibits.

        Incorporated by reference from the Company's Current Report on Form 8-K dated December 13, 1995.



                                     SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                BARRINGER TECHNOLOGIES INC.

                By: /s/ Richard S. Rosenfeld
                        Richard S. Rosenfeld,
                        Vice President (Principal Accounting
                        and Principal Financial Officer)



Dated: February 1, 1996